UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2023
Travel + Leisure Co.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive
Orlando	Florida	32821
(Address of Principal Executive Offices)		(Zip Code)
	(407)	626-5200
(Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 8, 2023, the Board of Directors (the “Board”) of Travel + Leisure Co. (the “Company”) adopted and approved, effective immediately, amended and restated bylaws of the Company (as amended and restated, the “Fourth Amended and Restated By-laws”). The Fourth Amended and Restated By-laws, among other things: (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at meetings of the stockholders of the Company, including, among other things, adding a requirement that a stockholder seeking to nominate director(s) at an annual meeting deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no less than eight business days prior to the meeting; (ii) clarify the power of the chair of a stockholder meeting to adjourn any meeting of stockholders; (iii) adopt gender-neutral terms when referring to particular positions, offices or title holders, including the adoption of the title Chair in place of Chairman; and (iv) make certain administrative, modernizing, clarifying and conforming changes, including making updates to reflect recent amendments to the General Corporation Law of the State of Delaware.

The foregoing summary of the Fourth Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated By-Laws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
d) Exhibits. The following exhibit is attached with this report:

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Travel + Leisure Co., effective as of November 8, 2023.
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVEL + LEISURE CO.

By: /s/ Thomas M. Duncan
Name: Thomas M. Duncan
Title: Chief Accounting Officer

Date: November 9, 2023